SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




       Date of Report (Date of earliest event reported): October 6, 1998

                               VIALOG CORPORATION
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             (Exact name of registrant as specified in its charter)


   Massachusetts                  333-44041                      04-3305282
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  (State or other                (Commission                  (I.R.S. Employer
    jurisdiction                 File Number)                Identification No.)
 of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
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                    (Address of principal executive offices)



Registrant's telephone number, including area code    (978) 975-3700
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On October 6, 1998, Coast Business Credit, a division of Southern Pacific Bank ("Coast"), funded five million dollars ($5,000,000.00) of a fifteen million dollar ($15,000,000.00) asset based loan facility (the "Facility") for the subsidiaries of VIALOG Corporation ("VIALOG")--Kendall Square Teleconferencing, Inc., Conference Source International, Inc., Telephone Business Meetings, Inc., Call Points, Inc., American Conferencing Company, Inc. and Communication Development Corporation (collectively, the "Borrowers"). The Facility was guaranteed by VIALOG. All assets of the Borrowers were pledged to Coast as security for the Facility and VIALOG's obligations under its guaranty were secured by a lien on all of its assets, excluding its ownership interests in the Borrowers. The maturity date of the Facility, if not extended by the parties, is October 6, 2000 at which time all obligations to Coast will be due and payable. Termination of the Facility prior to the maturity date will require the payment of significant early termination fees (i.e. $450,000.00 on or before October 6, 1999 and $300,000.00 thereafter but before the maturity date). The Facility has three components: (1) a receivables loan of up to 80% of the Borrowers' eligible receivables, (2) a term loan in the principal amount of $1,500,000.00, and (3) an equipment acquisition term loan of up to 80% of the purchase price of new and used equipment not to exceed $4,000,000.00. The Facility is available to provide liquidity, fund future working capital requirements, fund the purchase of equipment and finance future acquisitions consistent with VIALOG's business strategy.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                      10.1 Loan & Security Agreement dated as of September 30, 1998 by and between Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation

                      10.2 Secured Term Note dated September 30, 1998 in the principal amount of $4,000,000 delivered by Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation to Coast Business Credit, a division of Southern Pacific Bank

                      10.3 Secured Term Note dated September 30, 1998 in the principal amount of $1,500,000 delivered by Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation to Coast Business Credit, a division of Southern Pacific Bank

                      10.4 Security Agreement dated September 30, 1998 by and between VIALOG Corporation and Coast Business Credit, a division of Southern Pacific Bank

                      10.5 Continuing Guaranty dated September 30, 1998 executed by VIALOG Corporation in favor of Coast Business Credit, a division of Southern Pacific Bank

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                      VIALOG CORPORATION



Date:    October 15, 1998                      By:    /s/ Glenn D. Bolduc
                                                      -------------------------
                                                      Glenn D. Bolduc, President


                                  EXHIBIT INDEX


                    Exhibit                         Description
                    -------                         -----------

                      10.1 Loan & Security Agreement dated as of September 30, 1998 by and between Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation

                      10.2 Secured Term Note dated September 30, 1998 in the principal amount of $4,000,000 delivered by Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation to Coast Business Credit, a division of Southern Pacific Bank

                      10.3 Secured Term Note dated September 30, 1998 in the principal amount of $1,500,000 delivered by Kendall Square Teleconferencing, Inc.; Conference Source International, Inc.; Telephone Business Meetings, Inc.; Call Points, Inc.; American Conferencing Company, Inc.; and Communication Development Corporation to Coast Business Credit, a division of Southern Pacific Bank

                      10.4 Security Agreement dated September 30, 1998 by and between VIALOG Corporation and Coast Business Credit, a division of Southern Pacific Bank

                      10.5 Continuing Guaranty dated September 30, 1998 executed by VIALOG Corporation in favor of Coast Business Credit, a division of Southern Pacific Bank